UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2009

Youbet.com, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34276	95-4627253
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 West Olive Avenue, 5th Floor, Burbank, CA		91505
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 668-2100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

The notifications required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) to the United States Federal Trade Commission (the “FTC”) and the Antitrust Division of the United States Department of Justice (the “DOJ”) were filed on November 25, 2009 by Churchill Downs Incorporated (“Churchill”) and Youbet.com, Inc. (“Youbet”). The statutory waiting period under the HSR Act was initially scheduled to expire on December 28, 2009 at 11:59 p.m., Eastern time. Churchill notified the DOJ that it intends to withdraw its HSR Act notification voluntarily on December 23, 2009 to provide the DOJ additional time beyond the initial 30-day HSR Act waiting period to complete its review, and that it intends to re-file its notification on December 24, 2009. Based on the re-filing date of December 24, 2009, the statutory waiting period under the HSR Act is now scheduled to expire on January 25, 2010, at 11:59 p.m., Eastern time, unless it is terminated earlier by the DOJ or is extended if the DOJ requests additional information and documentary material. No other regulatory approvals are a condition to the completion of the merger.

The information in this Item 7.01 of this Current Report on Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended.

Forward Looking Statements

This communication contains certain forward-looking statements. These forward-looking statements, which are included in accordance with Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, may include, but are not limited to, statements about the benefits of the proposed transaction, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions. These statements are subject to a number of known and unknown risks, uncertainties and other factors that may cause Youbet’s actual results and performance in future periods to be materially different from any future results or performance suggested by the forward looking statements in this communication. Although Youbet believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that actual results will not differ materially from these expectations. Important factors that could cause actual results to differ materially from those in the forward looking statements include the possibility that the expected efficiencies and cost savings from the proposed transaction will not be realized, or will not be realized within the expected time period; the ability to obtain governmental approvals of the merger on the proposed terms and schedule contemplated by the parties; the failure of Youbet’s stockholders to approve the proposed merger; the risk that the Churchill and Youbet businesses will not be integrated successfully; disruption from the proposed transaction making it more difficult to maintain business and operational relationships; the possibility that the proposed transaction does not close, including, but not limited to, due to the failure to satisfy the closing conditions;  the timely development and market acceptance of new products and technologies; Youbet’s ability to achieve further cost reductions; increased competition in the advance deposit wagering business; a decline in the public acceptance of wagering; wagering ceasing to be legal in jurisdictions where Youbet currently operates; the limitation, conditioning, or suspension of any of Youbet’s licenses; increases in or new taxes imposed on wagering revenues; the adoption of future industry standards; the loss or retirement of key executives; Youbet’s ability to meet its liquidity requirements and maintain its financing arrangements; and general economic and market conditions; as well as the risks and uncertainties discussed in Youbet’s and Churchill’s Form 10-K for the year ended December 31, 2008, and in Youbet’s and Churchill’s other filings with the Securities and Exchange Commission (the “SEC”). Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this communication. Neither Youbet nor Churchill undertakes and each specifically disclaims any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

 Important Merger Information and Additional Information

This communication is being made in respect of the proposed merger transaction involving Churchill and Youbet. In connection with the proposed transaction, Churchill has filed with the SEC a preliminary registration statement on Form S-4 and Youbet will mail a definitive proxy statement/prospectus to its stockholders, and each will be filing other documents regarding the proposed transaction with the SEC as well. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC concerning this proposed transaction, free of charge, at the SEC’s website (www.sec.gov), by accessing the Churchill website at www.churchilldownsincorporated.com under the heading “Investor Relations” and then under the link “SEC Filings” or from Churchill by directing a request to 700 Central Avenue, Louisville, KY 40208. Alternatively, you may obtain copies by accessing Youbet’s website at www.Youbet.com under the heading “Investors Relations” and then under the link “SEC Filings” or from Youbet by directing a request to 5901 De Soto Avenue, Woodland Hills, CA 91367.

Churchill and Youbet and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Churchill directors and officers is available in Churchill’s proxy statement for its 2009 annual meeting of shareholders and Churchill’s 2008 Annual Report on Form 10-K, which were filed with the SEC on April 28, 2009 and March 4, 2009, respectively. Information regarding Youbet directors and executive officers is available in Youbet’s proxy statement for its 2009 annual meeting of stockholders and Youbet’s 2008 Annual Report on Form 10-K, which were filed with the SEC on April 30, 2009 and March 6, 2009, respectively. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holding and otherwise, will be contained in the definitive proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2009	By:	/s/ Susan Bracey
		Name:	Susan Bracey
		Title:	Chief Financial Officer